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                                                             Page 16 of 17 Pages

                                                                  EXHIBIT 99.1
                            JOINT FILING UNDERTAKING

The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule jointly on behalf of each such party.

The execution and filing of this agreement shall not be construed as an admission that the below-named parties are a group, or have agreed to act as a group.

                                                Dated: October 5, 2005

                                    AMSCAN HOLDINGS, INC.

                                    By: /s/ Robert J. Small
                                        ----------------------------------------
                                    Name: Robert J. Small
                                    Title: Chairman of the Board

                                    AAH HOLDINGS CORPORATION

                                    By: /s/ Robert J. Small
                                        ----------------------------------------
                                    Name: Robert J. Small
                                    Title: Chairman of the Board

                                    BERKSHIRE FUND V, LIMITED PARTNERSHIP
                                    By: Fifth Berkshire Associates LLC, its
                                    General Partner

                                    By: /s/ Robert J. Small
                                        ----------------------------------------
                                    Name: Robert J. Small
                                    Title: Managing Director

                                    BERKSHIRE FUND VI, LIMITED PARTNERSHIP

                                    By: Sixth Berkshire Associates LLC, its
                                    General Partner

                                    By: /s/ Robert J. Small
                                        ----------------------------------------
                                    Name: Robert J. Small
                                    Title: Managing Director
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                                                             Page 17 of 17 Pages

                                    BERKSHIRE INVESTORS LLC

                                    By: /s/ Robert J. Small
                                        ----------------------------------------
                                    Name: Robert J. Small
                                    Title: Managing Director